STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2023 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 94.4%
Australia - 1.3%
Insurance Australia Group Ltd.	1,134,797	4,520,102
Brazil - 1.5%
B3 SA - Brasil Bolsa Balcao	1,605,677	5,066,181
Canada - 1.7%
Restaurant Brands International, Inc.	75,535	5,782,960
China - 1.3%
Ping An Insurance Group Company of China Ltd., Cl. H	621,000	4,478,997
France - 7.8%
Publicis Groupe SA	93,415	7,540,953
Sanofi	109,983	11,740,735
Veolia Environnement SA	231,264	7,526,533
		26,808,221
Germany - 7.7%
Bayer AG	136,107	7,952,382
DHL Group	102,791	5,280,234
Mercedes-Benz Group AG	60,880	4,862,344
Muenchener Rueckversicherungs-Gesellschaft AG	22,486	8,470,222
		26,565,182
Hong Kong - .6%
Link REIT	371,220	2,077,697
India - 1.1%
Infosys Ltd., ADR	232,831	3,878,964
Indonesia - 1.8%
Bank Mandiri Persero TBK Pt	5,964,100	2,264,222
Bank Rakyat Indonesia Persero TBK Pt	10,308,900	3,862,419
		6,126,641
Ireland - 2.8%
Medtronic PLC	110,692	9,714,330
Italy - 1.4%
Enel SPA	710,286	4,898,178
Peru - 1.5%
Credicorp Ltd.	32,166	5,051,670
Spain - 1.9%
Industria de Diseno Textil SA	172,300	6,594,540
Switzerland - 8.5%
Garmin Ltd.	49,068	5,195,811
Nestle SA	48,855	5,987,756
Roche Holding AG	35,113	10,895,680

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.4% (continued)
Switzerland - 8.5% (continued)
Zurich Insurance Group AG	15,238		7,352,962
			29,432,209
Taiwan - 1.9%
MediaTek, Inc.	297,000		6,520,930
United Kingdom - 9.1%
Anglo American PLC	167,138		5,135,048
BAE Systems PLC	580,157		6,934,687
British American Tobacco PLC	210,099		7,052,187
RELX PLC	16,064		540,132
Shell PLC	210,837		6,401,868
Smiths Group PLC	84,245		1,836,888
Taylor Wimpey PLC	2,287,370		3,356,740
			31,257,550
United States - 42.5%
AbbVie, Inc.	58,068		8,685,811
Broadcom, Inc.	3,976		3,573,032
Carter's, Inc.	60,068		4,505,701
Chesapeake Energy Corp.	76,916	[a]	6,487,095
Cisco Systems, Inc.	201,613		10,491,941
CME Group, Inc.	50,561		10,059,617
CMS Energy Corp.	89,557		5,469,246
Dominion Energy, Inc.	145,724		7,803,520
Exelon Corp.	197,786		8,279,322
Gilead Sciences, Inc.	102,247		7,785,087
Johnson Controls International PLC	49,359		3,432,918
JPMorgan Chase & Co.	30,224		4,774,183
Kenvue, Inc.	141,157		3,342,598
Marathon Petroleum Corp.	35,036		4,660,489
Paychex, Inc.	48,032		6,026,575
PepsiCo, Inc.	47,745		8,950,278
Sysco Corp.	76,436		5,832,831
Texas Instruments, Inc.	18,128		3,263,040
The Chemours Company	124,215		4,593,471
The Goldman Sachs Group, Inc.	16,255		5,784,667
The Interpublic Group of Companies, Inc.	182,648		6,252,041
The Kraft Heinz Company	134,563		4,868,489
The Procter & Gamble Company	45,284		7,077,889
Tyson Foods, Inc., Cl. A	77,771		4,333,400
			146,333,241
Total Common Stocks (cost $279,830,167)			325,107,593

	Preferred Dividend Yield (%)
Preferred Stocks - 3.2%
Germany - .9%
Volkswagen AG	24.12	23,630		3,132,292
South Korea - 2.3%
Samsung Electronics Co. Ltd.	2.61	173,491		7,812,641
Total Preferred Stocks (cost $11,586,101)				10,944,933
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,315,887)	5.38	7,315,887	[b]	7,315,887
Total Investments (cost $298,732,155)		99.7%		343,368,413
Cash and Receivables (Net)		.3%		1,131,115
Net Assets		100.0%		344,499,528

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At July 31, 2023, the value of the fund’s securities on loan was $6,422,154 and the value of the collateral was $6,563,473, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2023 (Unaudited)

The following is a summary of the inputs used as of July 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	325,107,593	-	-	325,107,593
Equity Securities - Preferred Stocks	10,944,933	-	-	10,944,933
Investment Companies	7,315,887	-	-	7,315,887

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At July 31, 2023, accumulated net unrealized appreciation on investments was $44,636,258, consisting of $54,803,760 gross unrealized appreciation and $10,167,502 gross unrealized depreciation.

At July 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.